Exhibit 10.16

AMENDED AND RESTATED PROMISSORY NOTE

$55,000,000.00 December 20, 2022

FOR VALUE RECEIVED SST VI MEZZ, LLC, a Delaware limited liability company, as maker, having its principal place of business at 10 Terrace Road, Ladera Ranch, California 92694 (“Borrower”), hereby unconditionally promises to pay to the order of SMARTSTOP OP, L.P., a Delaware limited partnership, as payee, having an address at 10 Terrace Road, Ladera Ranch, California 92694 (together with its successors and/or assigns, “Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of up to FIFTY-FIVE MILLION AND NO/100 DOLLARS ($55,000,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Mezzanine Loan Agreement, dated as December 30, 2021, between Borrower and Lender (as amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

This Amended and Restated Promissory Note (this “Note”) constitutes the amendment and restatement in its entirety of the Promissory Note issued by the Borrower to the Lender in the original principal amount of $45,000,000, dated December 30, 2021 (the “Former Note”), and is issued in substitution therefor and as an amendment and replacement of the Former Note. Nothing herein or in any other document shall be construed to constitute payment or a novation of the Former Note or to release, discharge or terminate any guaranty, lien, pledge, or other security interest in favor of the Lender.

Article I

PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

Article II

DEFAULT AND ACCELERATION

The Indebtedness shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

Article III

LOAN DOCUMENTS

This Note is secured by the Pledge Agreement and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Pledge Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

Article IV

SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender.

Article V

NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Article VI

WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Indebtedness do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Indebtedness or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Indebtedness, under this Note, the Loan

Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower”, as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If any Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term “Borrower”, as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and their members shall not thereby be released from any liability. Nothing in the foregoing three sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company, as applicable, which may be set forth in the Loan Agreement or any other Loan Document.

Article VII

TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

Article VIII

EXCULPATION

The provisions of Article 10 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

Article IX

GOVERNING LAW

This Note shall be governed in accordance with the terms and provisions of Section 11.3 of the Loan Agreement.

Article X

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

SST VI MEZZ, LLC,

a Delaware limited liability company

By: Strategic Storage Trust VI, Inc.,

a Maryland corporation

Its: Manager

By: /s/ H. Michael Schwartz

Name: H. Michael Schwartz

Title: President & Chief Executive Officer

Amended and Restated Promissory Note (T6)